UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 27, 2010 (October 26, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 8.01	Other Events.

On October 26, 2010, Vanguard Health Systems, Inc. (“Vanguard”) and Detroit Medical Center (“DMC”) issued a joint press release relating to the pending acquisition by affiliates of Vanguard of the hospitals and other healthcare assets of DMC.  For more information regarding this matter, the Company hereby incorporates by reference herein the information set forth in the press release dated October 26, 2010 (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.

The Press Release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those statements regarding  intent, belief or expectations. Do not rely on any forward-looking statements as such statements are subject to numerous factors, risks and uncertainties that could cause the actual outcomes, results, performance or achievements to be materially different from those projected. These factors, risks and uncertainties include, without limitation, those factors, risks and uncertainties detailed in Vanguard’s filings from time to time with the Securities and Exchange Commission, including, among others, Vanguard’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Although Vanguard believes that the assumptions underlying the forward-looking statements contained in the Press Release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in the Press Release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included in the Press Release, you should not regard the inclusion of such information as a representation by Vanguard that its objectives and plans anticipated by the forward-looking statements will occur or be achieved, or if any of them do, what impact they will have on Vanguard’s results of operations and financial condition. Vanguard undertakes no obligation to publicly release any revisions to any forward-looking statements contained in the Press Release to reflect events and circumstances occurring after the date of the Press Release or to reflect the occurrence of unanticipated events. Finally, any statement made in the Press Release should not be considered to be a prediction of the likelihood of the ultimate closing of the acquisition of DMC by Vanguard or its affiliates.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.	The exhibit filed as part of this report is listed in the Exhibit Index which is located at the end of this report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   October 27, 2010                               VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Vanguard Health Systems, Inc. and Detroit Medical Center dated October 26, 2010.